Exhibit 10.1

INCREMENTAL COMMITMENT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH 60 Wall Street New York, New York 10005	BARCLAYS 745 Seventh Avenue New York, New York 10019

December 10, 2014

Mobile Mini, Inc.

7420 South Kyrene Road

Tempe, Arizona 85283

Attention: Chief Financial Officer

Phone:	(480) 477-0241
Fax:	(480) 281-3451

Re:	Incremental Commitments

Ladies and Gentlemen:

Reference is hereby made to the ABL Credit Agreement, dated as of February 22, 2012, among Mobile Mini, Inc. (“US Company”), the other Borrowers and Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”) (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. Each Lender (each an “Incremental Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Lender, its “Incremental Commitment”). Each Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(a), 2.01(b), 2.01(c), and 2.15 thereof.

Each Incremental Lender, the Borrowers and the Administrative Agent acknowledge and agree that the Incremental Commitments provided pursuant to this Agreement shall constitute Incremental Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental Commitment of each Incremental Lender shall become, or in the case of an existing Lender, shall be added to (and thereafter become a part of), the Revolving Loan Commitment of such Incremental Lender. Each Incremental Lender, the Borrowers and the Administrative Agent further agree that, with respect to the Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrowers such upfront fees and/or other fees, if any, as may be separately agreed to in writing with the Borrowers and acknowledged by the Administrative

Agent, all of which fees shall be due and payable to such Incremental Lender on the terms and conditions set forth in each such separate agreement.

Each of the Borrowers and the Administrative Agent further agree that pursuant to and in accordance with Section 2.15(e) of the Credit Agreement, the following are hereby amended or amended and restated, as applicable, in order to reflect increased availability levels:

(a)	The pricing table in the definition of “Applicable Margin” in the Credit Agreement is hereby amended and restated with the following table:

Level	Daily Average Total Borrowing Availability	Revolving Loan LIBOR/EURIBOR and UK Swingline Loan Margin and Drawing Fee on Bankers’ Acceptance Loans	US Revolving Loan and US Swingline Loan Base Rate Margin and Canadian Revolving Loan Canadian Prime Rate Margin
I	Greater than $725,000,000	1.75%	0.75%
II	Greater than $275,000,000 but less than or equal to $725,000,000	2.00%	1.00%
III	Less than or equal to $275,000,000	2.25%	1.25%

(b)	The definition of “Minimum Availability Amount” in the Credit Agreement is hereby amended and restated in its entirety as follows:

“Minimum Availability Amount” shall mean, (x) for purposes of Section 5.03 hereof and 9.17 hereof, at any time, the greater of (i) $125,000,000 and (ii) twelve and a half percent (12.5%) of the then Total Revolving Loan Commitment and (y) for all other purposes hereunder, at any time, the greater of (i) $100,000,000 and (ii) ten percent (10%) of the then Total Revolving Loan Commitment.

(c)	The definition of “Payment Conditions” in the Credit Agreement is hereby amended by replacing each reference to “$150,000,000” therein with “$165,000,000” and each reference to “$225,000,000” therein with “250,000,000”.

(d)	Section 10.04 of the Credit Agreement is hereby amended by replacing each reference to “$90,000,000” therein with “$100,000,000”.

Each Incremental Lender, the Borrowers and the Administrative Agent further agree that (a) the Applicable Margin for the Incremental Commitments shall be the Applicable Margin for the Revolving Commitments and (b) the Applicable Commitment Commission

Percentage for the Incremental Revolving Commitments shall be the Applicable Commitment Commission Percentage for the Revolving Commitments, in each case, as set forth in the Credit Agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Commitment provided pursuant to this Agreement. Without limiting the foregoing, the Credit Parties agree to execute and deliver, or cause to be executed and delivered, as applicable, and to perform the covenants set forth in paragraph 4 of Annex I within the time periods specified therein.

Each Incremental Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (v) attaches the forms and/or Section 5.04(b)(ii) Certificate referred to in Section 5.04(b) of the Credit Agreement.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent, US Company, each Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 3 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Lender party hereto (i) shall be obligated to make the Revolving Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

The US Borrowers acknowledge and agree that (i) they shall be jointly and severally liable for all Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all Revolving Loans made pursuant thereto, and (ii) all such Obligations (including all such Revolving Loans) shall be entitled to the benefits of the Security Documents and the Guarantees to the extent set forth therein. Each US Borrower (i) reaffirms that each Lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Creditors under the Security Documents is, and shall remain, in full force and effect after giving effect to this Agreement and (ii) acknowledges and agrees that each Guarantee made by it in favor of the Secured Creditors under the Credit Agreement and the other Loan Documents is, and shall remain, in full force and effect after giving effect to this Agreement.

Each US Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Commitments provided hereby and all Revolving Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guarantees as, and to the extent, provided in the Credit Agreement and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Credit Agreement. Each US Guarantor (i) reaffirms that each Lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Creditors under the Security Documents is, and shall remain, in full force and effect after giving effect to this Agreement and (ii) acknowledges and agrees that each Guarantee made by it in favor of the Secured Creditors under the Credit Agreement and the other Loan Documents is, and shall remain, in full force and effect after giving effect to this Agreement.

The UK Borrowers acknowledge and agree that (i) they shall be jointly and severally liable for all UK Obligations and Canadian Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all UK Revolving Loans and Canadian Revolving Loans made pursuant thereto, and (ii) all such UK Obligations and Canadian Obligations (including all such UK Revolving Loans and Canadian Revolving Loans) shall be entitled to the benefits of the Security Documents and the Guarantees to the extent set forth therein.

The Canadian Borrowers acknowledge and agree that (i) they shall be jointly and severally liable for all UK Obligations and Canadian Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all UK Revolving Loans and Canadian Revolving Loans made pursuant thereto, and (ii) all such UK Obligations and Canadian Obligations (including all such UK Revolving Loans and Canadian Revolving Loans) shall be entitled to the benefits of the Security Documents and the Guarantees to the extent set forth therein.

Each Non-US Obligation Guarantor acknowledges and agrees that all UK Obligations and Canadian Obligations with respect to the Incremental Commitments provided hereby and all UK Revolving Loans and Canadian Revolving Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guarantees as, and to the extent, provided in the Credit Agreement and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Credit Agreement.

Attached hereto as Annex II are opinions of DLA Piper LLP (US), DLA Piper UK LLP and LaBarge Weinstein LLP, counsel to the respective Credit Parties, delivered as required pursuant to clause (iii) of the definition of “Incremental Commitment Requirements” appearing in Section 1 of the Credit Agreement.

Attached hereto as Annex III are true and correct copies of officers’ certificates, board of director (or equivalent) resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (iv) of the definition of “Incremental Commitment Requirements” appearing in Section 1 of the Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before 12:00 Noon (Eastern Time) on December 10, 2014. If you do not so accept this Agreement by such time, our Incremental Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

*        *        *

Very truly yours,

NAME OF INSTITUTION:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

NAME OF CANADIAN CORRESPONDING LENDER:

DEUTSCHE BANK AG, CANADA BRANCH

By	/s/ Scott Lampard
	Name:	Scott Lampard
	Title:	Chief Country Officer

By	/s/ Leigh Knowles
	Name:	Leigh Knowles
	Title:	Director

NAME OF INSTITUTION:

BARCLAYS BANK PLC

By	/s/ Joseph Jordan
	Name:	Joseph Jordan
	Title:	Managing Director

Agreed and Accepted

this      day of December 2014:

US BORROWERS:

MOBILE MINI, INC.

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE STORAGE GROUP, INC.

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MSG INVESTMENTS, INC.

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE MINI I, INC.

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE MINI, LLC

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE MINI, LLC

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

UK BORROWERS:

RAVENSTOCK MSG LIMITED

By:	/s/ Christopher J. Miner
Name:
Title:

MOBILE MINI UK LIMITED

By:	/s/ Christopher J. Miner
Name:
Title:

CANADIAN BORROWERS:

MOBILE MINI CANADA ULC

By:	/s/ Christopher J. Miner
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Revolving Loans to be made pursuant thereto.

US GUARANTORS:

A BETTER MOBILE STORAGE COMPANY, a California corporation

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE MINI DEALER, INC., an Arizona corporation

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

A ROYAL WOLF PORTABLE STORAGE, INC., a California corporation

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

TEMPORARY MOBILE STORAGE, INC., a California corporation

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

GULF TANKS HOLDINGS, INC.

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Executive Vice President & Chief Financial Officer

EVERGREEN TANK SOLUTIONS, INC.

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Executive Vice President & Chief Financial Officer

WATER MOVERS, INC.

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Executive Vice President & Chief Financial Officer

WATER MOVERS CONTRACTING, LLC

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Executive Vice President & Chief Financial Officer

MSG MMI (TEXAS) L.P., a Texas limited partnership

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

MOBILE MINI FINANCE, LLC, a Delaware limited liability company

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Sr. Vice President & General Counsel

NON-US OBLIGATION GUARANTORS:

MOBILE MINI UK HOLDINGS LIMITED

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Director

MOBILE STORAGE (U.K.) LIMITED

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Director

RAVENSTOCK TAM (HIRE) LIMITED

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Director

MOBILE STORAGE UK FINANCE LIMITED PARTNERSHIP

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Director